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                                                                    Exhibit 10.2

                                 NETGENICS, INC.
                             1996 STOCK OPTION PLAN

                        EFFECTIVE DATE: NOVEMBER 20, 1996

               AS AMENDED ON MARCH 20, 1998 AND SEPTEMBER 4, 1998







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                                 NETGENICS, INC.
                             1996 STOCK OPTION PLAN

                  1. PURPOSE. The purpose of the Plan is to provide additional incentive to those officers, key employees and consultants of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company's business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long term growth and profitability of the Company. An additional purpose of the Plan is to build a proprietary interest among the Company's Non-Employee Directors and thereby secure for the Company's stockholders the benefits associated with common stock ownership by those who will oversee the Company's future growth and success. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, or Nonqualified Stock Options. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act.

                  2. DEFINITIONS. For purposes of this Plan:

                           (a) "Agreement" means the written agreement
evidencing the grant of an Option and setting forth the terms and conditions thereof.

                           (b) "Affiliate" means a corporation which, for
purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

                           (c) "Board" means the Board of Directors of the
Company.

                           (d) "Change in Capitalization" means any increase,
reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of Shares, repurchase of Shares, change in corporate structure or otherwise.

                           (e) "Change in Control" means one of the following
events:

                                    (i) any "person" (as defined in Sections
         13(d) and 14(d) of the Exchange Act), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or any corporation owned, directly or indirectly, by the stockholders of the Company, in substantially the same proportions as their ownership of stock of the Company, acquires "beneficial ownership" (as defined in rule 13d-3 under the Exchange Act) of securities representing 35% of the combined voting power of the Company; or (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors (other than any director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections 2(e)(i), 2(e)(iii) or 2(e)(iv)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the



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period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) the stockholders of the Company approve a merger other than (A) a merger that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least 50% of the combined voting power of all classes of stock of the Company or such surviving entity outstanding immediately after such merger or (B) a merger effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or a sale of all or substantially all of the assets of the Company.

                           (f) "Code" means the Internal Revenue Code of 1986,
as amended.

                           (g) "Committee," means a committee appointed by the
Board to administer the Plan to perform the functions set forth herein.

                           (h) "Company" means NetGenics, Inc., a Delaware
corporation.

                           (i) "Consultants" includes scientific advisors and
other consultants to the Company, including observers of the Board of Directors, as determined from time to time by the Board.

                           (j) "Disability" means the inability, due to illness
or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six (6) months.

                           (k) "Eligible Employee" means any officer or other
key employee or consultant or member of the Scientific Advisory Board of the Company or a Subsidiary designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

                           (l) "Exchange Act" means the Securities Exchange Act
of 1934, as amended.

                           (m) "Fair Market Value" means the fair market value
of the Shares as determined by the Committee in its sole discretion; PROVIDED, HOWEVER, that (A) if the Shares are the admitted to trading on a national securities exchange, the Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or other comparable quotation system and have been designated as a National Market System ("NMS) security, the Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or


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on the last day preceding such date on which a sale was reported or (C) if the
Shares are admitted to quotation on Nasdaq Stock Market and have not been designated a NMS security, the Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the shares on such system on such date.

                           (n) "Incentive Stock Option" means an incentive stock
option within the meaning of Section 422 of the Code.

                           (o) "Non-Employee Director" shall have the definition
set forth in Section 16(b)3(b)(3) of the Exchange Act.

                           (p) "Nonqualified Stock Option" means an Option that
is not an Incentive Stock Option.

                           (q) "Option" means a Incentive Stock Option, a
Nonqualified Stock Option, or either or both of them, as the context requires.

                           (r) "Optionee" means a person to whom an Option has
been granted under the Plan.

                           (s) "Parent" means any corporation in an unbroken
chain of corporations ending with the Company, if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

                           (t) "Participant" means a Key Employee, director or
consultant to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

                           (u) "Plan" means the NetGenics, Inc. 1996 Stock
Option Plan, as amended from time to time.

                           (v) "Securities Act" means the Securities Act of
1933, as amended.

                           (w) "Shares" means shares of the common stock, $.00l
par value per share, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization), as the case may be.

                           (x) "Subsidiary" means any corporation in an unbroken
chain of corporations beginning with the Company, if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



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                                    (y) "Ten-Percent Stockholder" means an
         Eligible Employee, who, at the time an Incentive Stock Option is to be granted to such Eligible Employee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary within the meaning of Sections 424(e) and 424(f), respectively, of the Code.

                  3. ADMINISTRATION.

                           (a) The Plan shall be administered by the Board or by
a Committee, which Committee shall at all times satisfy the provisions of Rule 16b-3 under the Exchange Act. All references herein to the Committee and the rights, duties and obligations of the Committee shall also be references to the Board and the rights, duties and obligations of the Board if the Board is administering the Plan directly. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Company shall pay all expenses incurred in the administration of the Plan.

                           (b) Subject to the express terms and conditions set
forth herein, the Committee shall have the power from time to time:

                                    (i) to determine those Eligible Employees to
         whom Options shall be granted under the Plan and the number of Nonqualified Stock Options and/or Incentive Stock Options, (provided, however, that in no event shall options to purchase more than One Million (1,000,000) Shares be granted to any Participant in any calendar year) to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per share of each Option;

                                    (ii) to construe and interpret the Plan and
         the Options granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, and the optionees, as the case may be;

                                    (iii) to determine the duration and purposes
         for leaves of absence which may be granted to an Optionee without constituting a termination of employment or service for purposes of the Plan; and



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                                    (iv) generally, to exercise such powers and
         to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

                  4. STOCK SUBJECT TO PLAN.

                           (a) The maximum number of Shares that may be issued
or transferred pursuant to Options is 4,000,000 (or the number and kind of shares of stock or other securities that are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization), and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                           (b) Whenever any outstanding Option or portion
thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option), the Shares allocable to the unexercised portion of such Option may again be the subject of Options hereunder, to the extent permitted by Rule 16b-3 under the Exchange Act.

                  5. ELIGIBILITY. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Options.

                  6. OPTIONS. The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Agreement shall be subject to the following conditions:

                           (a) PURCHASE PRICE. The purchase price or the manner
in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement; PROVIDED, HOWEVER, that the purchase price per Share under each Nonqualified Stock Option shall not be less than 50% of the Fair Market Value of a Share at the time the Option is granted, 100% in the case of an Incentive Stock Option generally and 110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder.

                           (b) DURATION.  Options granted hereunder shall be for
such term as the Committee shall determine; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

                           (c) NON-TRANSFERABILITY. No Option granted hereunder
shall be transferable by the Optionee to whom such option is granted otherwise than by will or the laws of descent and distribution, and an option may he exercised during the lifetime of such optionee only by the Optionee or such optionee's guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                           (d) VESTING. Subject to subsection 6(e) below, unless
otherwise set forth in the Agreement, each Option shall become exercisable as to 20 percent of the Shares


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covered by the Option on the first anniversary of the date the option was granted and as to an additional 20 percent of the Shares covered by the Option on each of the following four (4) anniversaries of such date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee may accelerate the exercisability of any option or portion thereof at any time.

                           (e) ACCELERATED VESTING. Notwithstanding the
provisions of subsection 6(d) above, each Option granted to an optionee shall become immediately exercisable in full upon the occurrence of a Change in Control.

                           (f) TERMINATION OF EMPLOYMENT. In the event that an
Optionee ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Optionee shall, unless the Agreement evidencing such Option provides otherwise, terminate as follows:

                                    (i) If the Optionee's termination of
         employment is due to his death or disability, the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of one (1) year following such termination of employment, and shall thereafter terminate; and

                                    (ii) Except as otherwise provided in the
         pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

                                    a. All outstanding and unexercised options
                           as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

                                    b. For purposes of this Paragraph, "cause"
                           shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or nonfeasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Committee as to the existence of cause will be conclusive on the Participant and the Company.

                                    c. "Cause" is not limited to events which
                           have occurred prior to a Participant's termination of service, nor is it necessary that the Committee's finding of "cause" occur prior to termination. If the Committee determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

                                    d. Any definition in an agreement between
                           the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such


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                           termination, shall supersede the definition in this
                           Plan with respect to such Participant.

                                    (iii) If the Optionee's termination of
                           employment is for any other reason (including an Optionee's ceasing to be employed by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of thirty (30) days following such termination of employment , and shall thereafter terminate.

                  Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the option may be exercised after the periods provided for in this Section 6(f), but in no event beyond the term of the Option.

                           (g) METHOD OF EXERCISE. The exercise of an option
shall be made only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company or by such other method as the Committee may determine. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. Not less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

                           (h) RIGHTS OF OPTIONEES. No Optionee shall be deemed
for any purpose to be the owner of any Shares subject to any option unless and until (i) the Option shall have been exercised pursuant to the terms thereof,
(ii) the Company shall have issued and delivered the Shares to the Optionee, and
(iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

                           (i). LIMITATION ON YEARLY EXERCISE. Incentive Stock
Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other Incentive Stock Option plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (e) shall have no force or effect if its inclusion in the Plan is not necessary for options issued as Incentive Stock Options to qualify as Incentive Stock Options pursuant to Section 422(d) of the Code.

                  7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.


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                           (a) In the event of a Change of Capitalization, the
Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options may be granted under the Plan, and to the number and class of shares of stock as to which Options have been granted under the Plan, and the purchase price therefor, if applicable.

                           (b) Any such adjustment in the Shares or other
securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                  8. NON-EMPLOYEE DIRECTOR OPTIONS. Notwithstanding any of the other provisions of the Plan to the contrary, the provisions of this Section 8 shall apply only to grants of Options to Non-Employee Directors. Except as set forth in this Section 8, the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan, a Non- Employee Director's service as a member of the Board shall be deemed to be employment with the Company or its Subsidiaries.

                           (a) GENERAL. Non-Employee Directors shall receive
Nonqualified Stock Options in accordance with this Section 8 and may not be granted Incentive Stock Options under this Plan. Prior to the Offering Date, the purchase price or the manner in which the purchase price is to be determined for Shares purchasable under Options granted to Non-Employee Directors shall be determined by the Board. On and after the offering Date, the purchase price per Share purchasable under options granted to Non-Employee Directors shall be the Fair Market Value of a Share on the date of grant. No Agreement with any Non-Employee Director may alter the provisions of this Section and no Option granted to a Non-Employee Director may be subject to a discretionary acceleration of exercisability.

                           (b) INITIAL GRANT. On the effective date of this
Plan, and after Board approval of such grant, each Non-Employee Director as of such date shall be granted automatically, without action by the Committee, an Option to purchase 50,000 Shares.

                           (c) GRANTS TO NEW NON-EMPLOYEE DIRECTORS. Each
Non-Employee Director who, after the effective Date of this Plan is elected or appointed to the Board for the first time will, at the time such director is elected or appointed and duly qualified, and after Board approval of such grant, be granted automatically, without action by the Committee, an option to purchase 50,000 Shares.

                           (d) VESTING. Subject to accelerated vesting pursuant
to Section 6(e) hereof, each option granted to Non-Employee Directors shall be exercisable as to 33-1/3 percent of the Shares covered by the Option on each of the first three anniversaries of the date the Option was granted. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. Sections 6(d) and 6(f) hereof shall not apply to options granted to Non-Employee Directors.



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                           (e) DURATION. Subject to the immediately following
sentence, each Option granted to a Non-Employee Director shall be for a term of 10 years. Upon the cessation of a Non-Employee Director's membership on the Board for any reason, Options granted to such Non-Employee Director shall expire upon the earlier of (i) three (3) years from the date of such cessation of Board membership or (ii) expiration of the term of the Option. The Committee may not provide for an extended exercise period beyond the periods set forth in this
Section 8(e).

                  9. RELEASE OF FINANCIAL INFORMATION. A copy of the Company's annual report to stockholders shall be delivered to each Optionee if and at the time any such report is distributed to the Company's stockholders. Upon request by any Optionee, the Company shall furnish to such Optionee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act since the end of the Company's prior fiscal year.

                  10. TERMINATION AND AMENDMENT OF THE PLAN. The Plan shall terminate on the day preceding the tenth anniversary of its effective date, except with respect to Options outstanding on such date, and no Options may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; PROVIDED, HOWEVER, that, except as provided in
Section 7 hereof, no amendment shall be effective unless approved by the stockholders of the Company where stockholder approval of such amendment is required (a) to comply with Rule 16b-3 under the Exchange Act subsequent to the registration of a class of equity securities of the Company under Section 12 of the Exchange Act of (b) to comply with any other law, regulation or stock exchange rule.

                           Except as provided in Section 7 hereof, rights and
obligations under any Option granted before any amendment of the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Optionee.

                  11. NON-EXCLUSIVITY OF THE PLAN. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                  12. LIMITATION OF LIABILITY. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                           (a) give any employee any right to be granted an
Option other than at the sole discretion of the Committee;

                           (b) give any person any rights whatsoever with
respect to Shares except as specifically provided in the Plan;

                           (c) limit in any way the right of the Company or its
Subsidiaries to terminate the employment of any person at any time; or



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                           (d) be evidence of any agreement or understanding,
expressed or implied, that the Company or its Subsidiaries will employ any person in any particular position, at any particular rate of compensation or for any particular period of time.

                  13. REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

                           (a) This Plan and the rights of all persons claiming
hereunder shall be construed and determined in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

                           (b) The obligation of the Company to sell or deliver
Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                           (c) Subsequent to the registration of a class of
equity securities of the Company under Section 12 of the Exchange Act, any provisions of the Plan inconsistent with Rule 16b-3 under Exchange Act shall be inoperative and shall not affect the validity of the Plan.

                           (d) Except as otherwise provided in Section 12, the
Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Optionees granted Incentive Stock Options, the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

                           (e) Each Option is subject to the requirement that,
if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

                           (f) In the event that the disposition of Shares
acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require an Optionee receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such optionee are acquired for investment only and not with a view to distribution.

                  14. MISCELLANEOUS.

                           (a) MULTIPLE AGREEMENTS. The terms of each Option may
differ from other options granted under the Plan at the same time, or at any other time. The Committee may also grant more than one option to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee. The


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grant of multiple Options may be evidenced by a single Agreement or multiple
Agreements, as determined by the Committee.

                           (b) WITHHOLDING OF TAXES. The Company shall have the
right to deduct from any payment of cash to any Optionee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Option. Notwithstanding anything to the contrary contained herein, if an Optionee is entitled to receive Shares upon exercise of an option, the Company shall have the right to require such Optionee, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts that the Company is required by law to withhold. The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such optionee pursuant to such Optionee's exercise of the Incentive Stock option, and such disposition occurs within the two year period commencing on the day after the date of grant of such option or within the one- year period commencing on the day after the date of transfer of the Share or Shares to the Optionee pursuant to the exercise of such Option, such optionee shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts that the Company informs the Optionee the Company is required to withhold.

                           (c) DESIGNATION OF BENEFICIARY. Each Optionee may,
with the consent of the Committee, designate a person or persons to receive in the event of such Optionee's death, any Option or any amount of Shares payable pursuant thereto, to which such Optionee would then be entitled. Such designation shall be made upon forms supplied by and delivered to the Company and may be revoked or changed in writing. In the event of the death of an Optionee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Optionee's death, the Company shall deliver such options and/or amounts payable to the executor or administrator of the estate of the Optionee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options and/or amounts payable to the spouse or to any one or more dependents or relatives of the Optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                  15. EFFECTIVE DATE. The effective date of the Plan is November 20, 1996.



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